First Quarter 2015 Earnings Presentation May 7, 2015 Exhibit 99.2

Forward-Looking Statements
Certain statements in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities
Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,”
“projects,” “estimates,” “assumes,” “may,” “should,” “will,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in the appendix and in more detail in our Annual Report on Form 10-K for the year ended December 31, 2014, under the caption "Risk Factors," in Part II, Item 1A of our Quarterly Report on Form 10-Q for the period ended March 31, 2015 and in our other filings with the SEC.

ditech

green tree

RMS

ORIGINATIONS SERVICING REVERSE

Walter Investment Management Corp.

• Diversified capabilities position business for
sustainable growth in changing sector
• Significant alignment of interest exists between the
servicer, the regulators, our clients and our
consumers as we pursue a best-in-class culture of
compliance and enhanced consumer experience
• Continued focus on enhancing differentiated
platform to drive profitable growth and deliver
value to our shareholders
• Top 10 national Servicer with serviced UPB of $255 BN
• Top 20 national Originator focused on retention
opportunity and growing the Retail and Consumer
Direct channels
• Reverse Mortgage business a leading issuer and
servicer in sector
• Investment Management business capitalizing on
Walter's depth and scale in mortgage sector and
leveraging our relationship with WCO as a capital
partner
Diversified Mortgage Banking Operations
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Walter Investment Overview
Designated 5-STAR servicer for 2014 by FNMA

Q1 2015 Review and Recent Developments
Q1 2015 Results
• $162.7 MN of AEBITDA; $38.3 MN of Adjusted Earnings after taxes or $1.02 per share
• GAAP net loss of ($31.0 MN) or ($0.82) per share reflects the after tax impact of fair value charges of $44.5 MN or $1.18 per share
• Completed sale of strategic investment resulting in ~$30 MN of cash proceeds and $14 MN of income
• Efficiency improvements of ~$8 MN in Q1; on track to achieve $60 MN cost savings in 2015
• Continued low interest rate environment drove strong performance in the Originations business
• Servicing platform received 5-STAR designation for 2014 from FNMA
• Closed sale of residual interest in 7 of the Residual Trusts generating cash proceeds of ~$190 MN
• Added MSRs from bulk acquisitions of ~$15 BN UPB expected to close during Q2 2015
Includes $5.6 BN in UPB currently under sub-servicing contract
• Strong originations volumes continued through April
• Board of Directors authorized a share repurchase program of up to $50 MN through May 31, 2016
• On-going efforts to identify additional long-term operating efficiencies
Recent Developments

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Business Presentation Changes
• New reportable segment structure simplifies financial reporting and aligns with changes in how we manage the business
• Reorganization of reportable segments from 7 to 4
The ARM, Insurance and Loans & Residuals segments are now reflected within the results of the Servicing segment
• Refined the composition of indirect costs allocated to the business segments
• As of January 1, 2015 the Originations segment began incurring a charge for loan originations generated from the
Servicing segment's MSR portfolio
• As a result of the above changes, Q1 2014 pre-tax results were recast in our financial information and impacted as follows:
Servicing income before taxes increased $5.2 million
Originations income before taxes decreased by $(6.0) million
Reverse loss before taxes decreased by $0.7 million and
Other non-reportable segment loss before taxes decreased $0.1 million

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Servicing
• Servicing margin of 17 bps for Q1 2015 within the previously provided target range of  14 - 18 bps
• Net impact of the business presentation changes on servicing margin were:
Q1 2015: 1 bp increase
Q4 2014: no change
Q1 2014: 2 bps increase
(1) Adjusted Average UPB Serviced and AEBITDA include adjustments related to servicing fee economics to reflect MSR acquisitions closed during certain quarters as though they were closed at the beginning of the quarter as economics (cash flows) were actually recorded for the full quarter.
Q1 2015 Q4 2014 Q1 2014
AEBITDA
Adjusted
Earnings AEBITDA
Adjusted
Earnings AEBITDA
Adjusted
Earnings
Servicing (MN) $ 103 $ 40 $ 74 $ 24 $ 145 $ 111
Servicing margin (in bps) 17 7 12 4 24 19
Adjusted Average UPB Serviced
(BN) (1) $ 239 $ 239 $ 239 $ 239 $ 238 $ 238
• $103.1 MN of AEBITDA; $40.1 MN of Adjusted Earnings
• Disappearance rate of 13.8% net of recapture
• AEBITDA margin of 17 bps of Adjusted Average UPB
• Established 11 new co-issue relationships
• Recently executed agreements to purchase $9.6 BN of Freddie Mac MSRs from Ocwen and $5.6 BN of GNMA MSRs, currently under sub-servicing contract, from EverBank
Q1 2015 Results
Servicing Margin Summary
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Originations
Q1 2015 Margin Detail
Q1 2015 Actuals
(bps)
Gross
Margin &
Fee
Income
Direct
Cost (2)
Direct
Margin
Funded
Volume
(in BNs)
Consumer Lending 486 (290) 196 $ 1.8
Retention
507 (230) 277
$ 1.6
Retail
344 (697) (353)
$ 0.1
Consumer Direct
353 (933) (580)
$ 0.1
Correspondent Lending 65 (37) 28 $ 3.7
Q1 2015 Actuals
Consumer
Lending
Correspondent
Lending Total
Funded Volume ($MNs)
$ 1,816.8 $ 3,650.7
Direct Expenses (bps)
(290) (37)
Direct Expenses ($MNs)
$ 52.7 $ 13.5 $ 66.2
Indirect expenses (3) 19.1
Total expenses (excluding depreciation and amortization) $ 85.3
• $46.7 MN of AEBITDA;  $44.3 MN of Adjusted Earnings
• Funded $5.5 BN of UPB; combined direct margin in all channels of 69 bps
• Originated approximately 10,700 HARP loans; recapture rate of 29% for Q1 2015
• As of March 31, 2015 retention opportunity of approximately 480,000 “in the money”
(1)
accounts
Q1 2015 Results
Q1 2015 Expense Detail
(1)
"In the money" refers to those accounts which would receive a reduction in monthly mortgage payment amount of at least $70 should they take advantage of a mortgage refinance opportunity.
(2)
Includes intersegment retention expense, interest expense, direct compensation, direct benefits and direct general and administrative expenses.
(3)
Includes support functions and corporate overhead allocations.
• Retail and Consumer Direct Margin Profiles
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

• Long-term plan assumes direct costs in the Retail and Consumer
Direct channels range from 250 - 300 bps
• ~450,000 “in the money” accounts eligible for HARP or conventional refinancing
• ~30,000 accounts eligible only for HARP

$20
$15
$10
$5
$0
($ in Billions)
$8.9
$9.7
$8.6
$9.4
$7.8
$8.5
03/31/15
12/31/14
03/31/14
On-Balance Sheet
Third-Party

Reverse
• Breakeven AEBITDA; ($1.3 MN) of Adjusted Loss
• Issued $413.0 MN of securitizations, ranking #1 for HMBS issuance by UPB
(1)
• Blended cash margin of 403 bps
• Originated approximately $309.9 MN of UPB
• Early experience with tail draw volumes below market expectations
• Retail margins remain robust
• Pricing for correspondent product remains competitive
Q1 2015 Results
Serviced UPB Summary
(1) Source: New View Advisors HMBS Issuer Rankings 2015Q1 published April 15, 2015.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

2015 Select Targets
(1)
•
Growth in UPB serviced of 10%+
• 14 – 18 bps AEBITDA margin
• 2015 UPB growth includes a blend of bulk MSR purchases and sub-servicing to be acquired with capital partner
• $5 – $10 BN UPB from Consumer Lending channel at 80 – 120 bps direct margin
• $15 – $18 BN UPB from Correspondent Lending channel at 10 – 20 bps direct margin
• Continued growth of retail and consumer direct channels
• Average servicing UPB of ~$20 BN
• Funded origination volume of $1 – $1.5 BN excluding tails
• Securitized blended cash margin including tail securitizations of 300 - 500 bps
• Continued focus on growth of retail channel
• Realization of earnings from tail draws; at 12/31/2014 ~$475 MN of new IDL product to become eligible for draw during 2015
(1) These are select targets we have used to develop our 2015 business plan.  These targets do not represent all of the factors affecting the results of operations, including expenses, fair value adjustments, legal and regulatory matters, etc. These are not projections, are forward-looking statements, and actual results may differ materially from these targets.
• Positive impacts of operational enhancements
• Effects of flexibility provided by Balance Sheet initiatives
• Potential upside to new business additions through sub-servicing opportunities
Servicing
Originations
Reverse
Other Factors

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Low interest rate environment and strong Q1 performance drives consumer lending margin expectations to higher end of range
Volumes may be impacted by continued pricing pressure in the correspondent channel
Early experience with tail draw activity in Q1 2015 below market expectations

Key Investment Highlights
3
4
5
2
•
Strengthen balance sheet and drive operating efficiencies
•
Deploy capital opportunistically
•
Significant embedded retention opportunity of ~ 480,000 "in the money" accounts eligible for non-HARP refinancing
• Potential to scale retail and consumer direct channels
• Diversified correspondent lending channel
•
Solid strategic client relationships
•
Track record of performance
•
Significant supply in markets
1
Maintain focus on increasing mix to sub-servicing model with WCO as the catalyst
•
Non-agency originations
•
Private label securitization returns
•
Consolidation of sub-scale participants
Regulatory oversight driving an environment of consistency and stability with a focus on improved consumer experience
6
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Strategic plan designed to provide sustainable growth and achieve strong investment returns
Platform well positioned to take advantage of sector opportunities
Scaled Originations business
Potential future sector opportunities as new mortgage market landscape develops

Appendix: Supplemental Information & Reconciliations

Use of Non-GAAP Measures and Definitions

Adjusted Earnings (Loss)
Adjusted EBITDA
Funds Generated in Period
Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided the following non-GAAP financial measures in this presentation: Adjusted Earnings, Adjusted EBITDA and Funds Generated in Period.   See the definitions below for a description of how
these items are presented and see the Non-GAAP Reconciliations for a reconciliation of these measures to the most directly comparable GAAP financial measures.
Management considers Adjusted Earnings (Loss), Adjusted EBITDA and Funds Generated in Period, each of which is a non-GAAP financial measure, to be important in the evaluation of our business segments and of the Company as a whole, as well as for allocating capital resources to our segments. Adjusted  Earnings, Adjusted EBITDA and Funds Generated in Period are utilized to assess the underlying operational performance of the continuing operations of the business. In addition, analysts, investors, and creditors may use these measures when analyzing our operating performance. Adjusted Earnings (Loss), Adjusted EBITDA and Funds Generated in Period are not presentations made in accordance with GAAP and our use of these terms may vary from other companies in our industry.  These non-GAAP financial measures should not be considered as alternatives to (1) net income (loss) or any other performance measures determined in accordance with GAAP or (2) operating cash flows determined in accordance with GAAP. These measures have important limitations as analytical tools, and should not be considered in isolation or as substitutes for analysis of the Company’s results as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted Earnings (Loss) and
Adjusted EBITDA only as supplements.  Users of our financial statements are cautioned not to place undue reliance on Adjusted Earnings (Loss) and Adjusted EBITDA, is a supplemental metric used by management to evaluate our Company’s underlying key drivers and operating performance of the business. Adjusted Earnings (Loss)
is defined as income (loss) before income taxes plus fair value changes due to changes in valuation inputs and other assumptions, estimated settlements and costs for certain legal and regulatory matters, goodwill impairment (if any), certain depreciation and amortization costs related to the increased basis in assets (including servicing rights and sub-servicing contracts) acquired within business combination transactions (or step-up depreciation and amortization), transaction and integration costs, share-based compensation expense, non-cash interest expense, the net impact of the Non-Residual Trusts, fair value to cash adjustments for reverse loans, and certain other cash and non-cash adjustments, primarily including certain non-recurring costs. Adjusted Earnings (Loss)
excludes unrealized changes in fair value of MSRs that are based on projections of expected future cash flows and prepayments. Adjusted Earnings (Loss) includes both cash and non-cash gains from mortgage loan origination activities. Non-cash gains are net of non-cash charges or reserves provided. Adjusted Earnings (Loss) includes cash generated from reverse mortgage origination activities. Adjusted Earnings (Loss) may from time to time also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors with a supplemental means of evaluating our operating performance.
eliminates the effects of financing, income taxes and depreciation and amortization. Adjusted EBITDA is defined as income (loss) before income taxes, depreciation and amortization, interest expense on corporate debt, amortization of servicing rights and other fair value adjustments, estimated settlements and costs for certain legal and regulatory matters, goodwill impairment (if any), fair value to cash adjustment for reverse loans, non-cash interest income, share-based compensation expense, servicing fee economics, Residual Trusts cash flows, transaction and integration related costs, the net impact of the Non-Residual Trusts and certain other cash and non-cash adjustments primarily including the net provision for the repurchase of loans sold, provision for loan losses and certain non-recurring costs. Adjusted EBITDA includes both cash and non-cash gains from mortgage loan origination activities. Adjusted EBITDA excludes the impact of fair value option accounting on certain assets and liabilities and includes cash generated from reverse mortgage origination activities. Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a supplemental means of evaluating our operating performance.
is calculated as Adjusted EBITDA, as described above, less capital expenditures, cash paid for corporate debt interest expense and income taxes.  Management believes Funds Generated in Period is useful as a supplemental indicator of the cash capable of being generated by the business during the relevant period and for that purpose considers the values of the OMSRs created during the period as equivalent to cash on the assumption that such OMSRs could have been sold during the period for cash equivalent to their fair value reflected in our books.  There can be no assurance that the OMSRs could have been sold during the period for cash equivalent to their fair value reflected in our books.  Funds Generated in Period does not represent  cash flow or cash available for investment.
Amounts or metrics that relate to future earnings projections are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties, many of which are beyond the control of Walter Investment and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that any target will be achieved and the Company undertakes no duty to update any target.
Please refer to the introductory slides of this presentation, as well as additional disclosures in this Appendix and in our Annual Report on Form 10-K for the year ended December 31, 2014, our
Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 and our other filings with the SEC, for important information regarding forward looking statements and the use and limitations of Non-GAAP Financial Measures. Because we do not predict special items that might occur in the future, and our outlook is developed at a level of detail different than that used to prepare GAAP financial measures, we are not providing a reconciliation to GAAP of any forward-looking financial measures presented herein.

Forward-Looking Statements
Certain statements in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the
Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “will,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described below and in more detail in our Annual Report on Form 10-K for the year ended December 31, 2014, under the caption “Risk Factors,”
in Part II, Item 1A. of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 and in our other filings with the SEC.
In particular (but not by way of limitation), the following important factors, risks and uncertainties could affect our future results, performance and achievements and could cause actual results, performance and achievements to differ materially from those expressed in the forward-looking statements:
• our ability to operate our business in compliance with existing and future rules and regulations affecting our business, including those relating to the origination and servicing of residential loans, the management of third-party assets and the insurance industry (including lender-placed insurance), and changes to, and/or more stringent enforcement of, such rules and regulations;
•
increased scrutiny and potential enforcement actions by federal and state agencies;
• the substantial resources (including senior management time and attention) we devote to, and the significant compliance costs we incur in connection with, regulatory compliance and regulatory examinations and inquiries, and any consumer redress, fines, penalties or similar payments we make in connection with resolving such matters;
• uncertainties relating to interest curtailment obligations and any related financial and litigation exposure (including exposure relating to false claims or relating to a pending investigation by the Department of Justice and the HUD Office of Inspector General);
•
potential costs and uncertainties associated with and arising from litigation, regulatory investigations and other legal proceedings;
• our dependence on U.S. government-sponsored entities (especially Fannie Mae) and agencies and their residential loan programs and our ability to maintain relationships with, and remain qualified to participate in programs sponsored by, such entities, our ability to satisfy various GSE, agency and other capital requirements applicable to our business, and our ability to remain qualified as a GSE approved seller, servicer or component servicer, including the ability to continue to comply with the GSEs’ respective residential loan and selling and servicing guides;
• uncertainties relating to the status and future role of GSEs, and the effects of any changes to the origination and/or servicing requirements of the GSEs or various regulatory authorities or the servicing compensation structure for mortgage servicers pursuant to programs of GSEs or various regulatory authorities;
• our ability to maintain our loan servicing, loan origination, insurance agency or collection agency licenses, or any other licenses necessary to operate our businesses, or changes to, or our ability to comply with, our licensing requirements;
•
our ability to comply with the servicing standards required by the National Mortgage Settlement;
•
our ability to comply with the terms of the stipulated order resolving allegations arising from an FTC and CFPB investigation of Green Tree Servicing;
•
operational risks inherent in the mortgage servicing business, including reputational risk;
• risks related to our substantial levels of indebtedness, including our ability to comply with covenants contained in our debt agreements, generate sufficient cash to service such indebtedness and refinance such indebtedness on favorable terms, as well as our ability to incur substantially more debt;
•
our ability to renew advance facilities or warehouse facilities and maintain borrowing capacity under such facilities;

Forward-Looking Statements
•
our ability to maintain or grow our servicing business and our residential loan originations business;
•
our ability to achieve our strategic initiatives;
•
changes in prepayment rates and delinquency rates on the loans we service or sub-service;
•
the ability of our clients and credit owners to transfer or otherwise terminate our servicing or sub-servicing rights;
•
a downgrade in our servicer ratings or credit ratings;
•
our ability to collect reimbursements for servicing advances and earn and timely receive incentive payments and ancillary fees on our servicing portfolio;
•
local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends in particular, including the volume and pricing of home sales and uncertainty regarding the levels of mortgage originations and prepayments;
•
uncertainty as to the volume of originations activity we will benefit from following the expiration of HARP, which is scheduled to occur on December 31, 2015;
•
risks associated with the origination, securitization and servicing of reverse mortgages, including changes to reverse mortgage programs operated by FHA, HUD or Ginnie Mae, our ability to accurately estimate interest curtailment liabilities, continued demand for HECM loans and other reverse mortgages, our ability to fund HECM repurchase obligations, our ability to fund principal additions on our HECM loans, and our ability to securitize our HECM loans and tails;
•
our ability to implement strategic initiatives, particularly as they relate to our ability to raise capital, make arrangements with potential capital partners and develop new business, including acquisitions of mortgage servicing rights and the development of our originations business, all of which are subject to customer demand and various third-party approvals;
•
our ability to realize all anticipated benefits of past, pending or potential future acquisitions or joint venture investments;
•
the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and broader scopes of operation;
•
changes in interest rates and the effectiveness of any hedge we may employ against such changes;
•
risks and potential costs associated with technology and cybersecurity, including the risks of technology failures and of cyber-attacks against us or our vendors, our ability to adequately respond to actual or alleged cyber-attacks and our ability to implement adequate internal security measures and protect confidential borrower information;
•
our ability to comply with evolving and complex accounting rules, many of which involve significant judgment and assumptions;
•
uncertainties regarding impairment charges relating to our goodwill or other intangible assets;
•
our ability to maintain effective internal controls over financial reporting and disclosure controls and procedures;
•
our ability to manage conflicts of interest relating to our investment in WCO; and
•
risks related to our relationship with Walter Energy, including tax risks allocated to us in connection with our spin-off from Walter Energy.
All of the above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors, risks and uncertainties emerge from time to time, and it is not possible for our management to predict all such factors, risks and uncertainties.
Although we believe that the assumptions underlying the forward-looking statements (including those relating to our outlook) contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If we were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that we would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.
In addition, this presentation may contain statements of opinion or belief concerning market conditions and similar matters.  In certain instances, those opinions and beliefs could be based upon general observations by members of our management, anecdotal evidence and/or our experience in the conduct of our business, without specific investigation or statistical analyses.  Therefore, while such statements reflect our view of the industries and markets in which we are involved, they should not be viewed as reflecting verifiable views that are not necessarily shared by all who are involved in those industries or markets.

GAAP Financial Results
($ in millions)
Q1 2015 Q4 2014 Q1 2014
Income Statement
Total revenues $ 310.8 $ 317.5 $ 369.9
Total expenses (371.4) (429.9) (338.5)
Other gains (losses) 10.9 3.3 (2.5)
Income tax (expense) benefit 18.7 65.1 (11.5)
Net income (loss) $ (31.0) $ (44.0) $ 17.4
Net income (loss) per diluted share $ (0.82) $ (1.17) $ 0.45
As of As of As of
3/31/2015 12/31/2014 3/31/2014
Balance Sheet
Total Assets $ 19,308.2 $ 18,992.0 $ 17,484.3
Total Liabilities $ 18,259.2 $ 17,915.3 $ 16,292.1
Equity $ 1,049.0 $ 1,076.7 $ 1,192.2
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Non-Recourse Liabilities ($13.1 BN) Comprise 72% of
Total Liabilities
(1)
$ in millions
Assets of $13.4 BN collateralize $13.1 BN of non-recourse liabilities
Reverse Mortgage
Assets $ 10,233.2
Liabilities $ 10,304.4
Equity $ (71.2)
Residual Trusts
Assets $ 1,349.3
Liabilities $ 1,078.4
Equity $ 270.9
Non-Residual Trusts
Assets $ 604.9
Liabilities $ 635.2
Equity $ (30.3)
Servicer and Protective Advance Financing Facilities
Assets $ 1,244.9
Liabilities $ 1,091.8
Equity $ 153.1
$153.1 MN of equity in servicer advance trusts
(1) Above presentation excludes impact of overall Walter tax positions.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Net fair value liability of $71.2 MN in Reverse
Mortgage is a positive to tangible net worth over
time
$270.9 MN of residual interest in legacy Walter
Investment portfolio
Net fair value liability of $30.3 MN associated with
mandatory clean-up call obligation in Non-Residual
Trusts

Servicing Segment
(1) Adjusted Average UPB Serviced and AEBITDA include adjustments related to servicing fee economics to reflect MSR acquisitions closed during certain quarters as though they were closed at the beginning of the quarter as economics (cash flows) were actually recorded for the full quarter.
(2) The quarterly portfolio disappearance rate is the weighted average of the disappearance rate for each month in such quarter. The monthly disappearance rate is the annualized exponential rate of dividing the aggregate dollar amount of contractual payments, voluntary prepayments and defaults attributable to forward loans in the forward loan servicing portfolio during such month by the sum of the unpaid principal balance of the loans in the forward loan servicing portfolio at the beginning of such month plus the unpaid principal balance of any forward loans added to such portfolio during such month.
$ in millions
Servicing Key Metrics
Q1 2015 Q4 2014 Q1 2014
Servicing fees $ 170.7 $ 166.8 $ 164.9
Incentive and performance fees 25.1 31.5 38.7
Ancillary and other fees 23.5 21.5 21.6
Servicing revenue and fees $ 219.3 $ 219.8 $ 225.2
Amortization of servicing rights (6.5) (11.0) (10.4)
Other changes in fair value (54.7) (41.4) (22.0)
Changes in valuation inputs (74.5) (50.1) (25.6)
Change in fair value of excess servicing spread liability (1.8) $ (0.1) $ —
Net servicing revenue and fees 81.8 117.2 167.2
AEBITDA/average UPB 17 bps 12 bps 24 bps
Serviced UPB (in billions) 236.4 238.1 233.8
Serviced units (in millions) 2.2 2.2 2.2
Adjusted Average UPB serviced (in billions)
(1)
$ 238.9 $ 238.8 $ 237.6
Disappearance Rate (2) 13.8% 12.8% 13.5%

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Originations Segment
$ in billions
(1)
Calculated on pull-through adjusted locked volume.
(2)
Calculated on funded volume.
$ in thousands
(1)
Calculated on pull-through adjusted locked volume.
(2)
Calculated on funded volume.
(1) Recapture rate represents the percent of voluntary UPB payoffs refinanced in to new loans. This metric excludes payoffs on non-marketable portfolios (e.g. sub-serviced), payoffs under $20K UPB, or payoffs prior to 60 days after boarding.
Originations Data by Channel Consumer Lending Origination Economics
Correspondent Lending Origination Economics
Capitalized MSR
Applications
Q1 2015 Q4 2014 Q1 2014
Consumer Lending $ 2.9 $ 2.5 $ 2.5
Correspondent Lending 6.7 4.8 2.3
$ 9.6 $ 7.3 $ 4.8
Pull-Through Adjusted Locked Volume
Q1 2015 Q4 2014 Q1 2014
Consumer Lending $ 2.0 $ 1.7 $ 1.9
Correspondent Lending 4.9 3.4 1.7
$ 6.9 $ 5.1 $ 3.6
Funded Volume
Q1 2015 Q4 2014 Q1 2014
Consumer Lending $ 1.8 $ 1.6 $ 1.8
Correspondent Lending 3.7 3.4 1.7
$ 5.5 $ 5.0 $ 3.5
Sold Volume
Q1 2015 Q4 2014 Q1 2014
Consumer Lending $ 1.8 $ 1.7 $ 2.0
Correspondent Lending 3.7 3.3 1.9
$ 5.5 $ 5.0 $ 3.9
Q1 2015 Q4 2014 Q1 2014
Recapture Rate (1) 29% 28% 47%
bps Q1 2015 Q4 2014 Q1 2014
Gain on Sale (1) 479 416 486
Fee Income (2) 7 — 16
Direct Expenses (2) (290) (302) (292)
Direct Margin 196 114 210
bps Q1 2015 Q4 2014 Q1 2014
Gain on Sale (1) 55 41 77
Fee Income (2) 10 10 13
Direct Expenses (2) (37) (41) (74)
Direct Margin 28 10 16
Q1 2015 Q4 2014 Q1 2014
Capitalized MSR (MN)
$ 72.7 $ 58.7 $ 52.6
Base MSR (MN)
$ 49.8 $ 43.8 $ 41.2
Excess MSR (MN)
$ 22.9 $ 14.9 $ 11.4
Base MSR Multiple
3.93 3.88 4.23
Excess MSR Multiple
4.39 4.30 3.80
Loans sold
$ 5,074,406 $ 4,507,219 $ 3,896,016
Loans sold with excess
$ 2,807,585 $ 2,401,610 $ 1,834,547

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Reverse Mortgage Segment
(1)
Representative of servicing fee for on-balance sheet residential loans serviced.
(2)
Cash generated by origination, purchase and securitization of HECM loans.
(3)
Funded volumes exclude securitized tail volumes.
(4)
Represents cash gains on securitized loans and tails over the basis in the securitization.
Reverse Mortgage Key Metrics
Q1 2015 Q4 2014 Q1 2014
Interest income $ 106.3 $ 103.6 $ 96.9
Interest expense (98.5) (96.1) (90.6)
Net interest margin (1) $ 7.8 $ 7.5 $ 6.3
Blended cash generated (2) 18.7 14.7 15.6
Fair value of loans and HMBS securities 4.3 18.3 (4.7)
Fair value $ 30.8 $ 40.5 $ 17.2
Net servicing revenues and fees 11.4 9.8 7.6
Other 1.8 2.8 3.0
Total revenue $ 44.0 $ 53.1 $ 27.8
Funded volume (3) $ 310 MN $ 356 MN $ 245 MN
Securitized volume $ 413 MN $ 416 MN $ 415 MN
Blended cash margin (4) 403 bps 332 bps 363 bps
Serviced UPB (in billions) $ 18.7 $ 18.0 $ 16.3
Serviced units 114,208 110,498 100,141

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Reconciliation of GAAP Income (Loss) Before Income
Taxes to Non-GAAP Adjusted EBITDA
$ in millions
For the Three Months Ended For the Three Months Ended
March 31, 2015 March 31, 2014
Income (loss) before income taxes $ (49.7) $ 29.0
Add/(Subtract):
Amortization and fair value adjustments 135.5 58.8
Interest expense 40.1 37.5
Depreciation and amortization 16.6 18.6
Curtailment expense 16.1 —
Non-cash share-based compensation expense 3.4 3.5
Fair value to cash adjustment for reverse loans (4.3) 4.7
Servicing fee economics — 9.7
Other 5.0 6.0
Sub-total 212.4 138.8
Adjusted EBITDA $ 162.7 $ 167.8

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Reconciliation of GAAP Income (Loss) Before Income
Taxes to Non-GAAP Adjusted Earnings
($ in millions, except per share amounts)
For the Three Months Ended For the Three Months Ended
March 31, 2015 March 31, 2014
Income (loss) before income taxes $ (49.7) $ 29.0
Add/(Subtract):
Changes in fair value due to changes in valuation inputs and other assumptions 73.8 25.6
Curtailment expense 16.1 —
Step-up depreciation and amortization 9.5 11.9
Step-up amortization of sub-servicing rights (MSRs) 4.9 8.5
Non-cash interest expense 3.3 3.3
Non-cash share-based compensation expense 3.4 3.5
Fair value to cash adjustment for reverse loans (4.3) 4.7
Other 4.8 8.6
Adjusted Earnings before taxes $ 61.8 $ 95.1
Adjusted Earnings after tax (38% in 2015 and 39% in 2014) $ 38.3 $ 58.0
Adjusted Earnings after taxes per common and common equivalent share $ 1.02 $ 1.53

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the three months ended
March 31, 2015 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Reconciliation of Funds Generated in Period to Net Increase in Cash
and Cash Equivalents
($ in millions)
For the last twelve
months ended
For the three
months ended For the year ended
For the three
months ended
March 31, 2015 March 31, 2015 December 31, 2014 March 31, 2014
Adjusted EBITDA $ 599.1 $ 162.7 $ 604.2 $ 167.8
Less:
Cash Interest Expense on Corporate Debt (129.9) (17.6) (132.5) (20.2)
Cash Taxes/Refund (18.1) 1.1 5.3 24.5
Capital Expenditures (20.8) (3.7) (21.6) (4.5)
Funds Generated in Period $ 430.3 $ 142.5 $ 455.4 $ 167.6
Investing and Financing activity and other uses of Funds Generated in Period:
Investment in retained OMSRs (1) (234.0) (72.3) (214.3) (52.6)
Net investment in originations activity (2) (80.2) (26.5) (14.4) 39.3
Net activity for servicing advances 230.3 66.7 168.2 4.6
Net investment in reverse mortgage activity (49.6) (26.9) (5.8) 16.9
Proceeds from Sale of Excess Servicing Spread, net of payments 66.4 (2.2) 68.6 —
Acquisitions, including related transaction costs (3) (571.8) (57.2) (549.2) (34.6)
Net payments of corporate debt (4) (16.9) (4.3) (17.2) (4.6)
Other working capital 1.3 (1.5) (63.0) (65.8)
Change in Cash $ (224.2) $ 18.3 $ (171.7) $ 70.8
Cash flows provided by (used in) operating activities (490.8) 121.0 (204.3) 407.5
Cash flows provided by (used in) investing activities (1,283.1) (241.3) (1,244.1) (202.3)
Cash flows provided by (used in) financing activities 1,549.7 138.6 1,276.7 (134.4)
Total change in cash (224.2) 18.3 (171.7) 70.8
(3)
Represents payments for acquisitions of businesses net of cash acquired, acquisitions of servicing rights and transaction & integration costs incurred as a result.
(4)
Represents proceeds from issuance of debt net of debt issuance costs and payments made during the period.
(1)
Represents originated MSRs that have been capitalized upon transfer of loans.
(2)
Represents originations activity including purchases and originations of residential loans held for sale, proceeds from sale and payments on residential loans held for sale, net change in master repurchase agreements associated with residential loans held for sale and total net gains on sales of loans less gain on capitalized servicing rights.